Exhibit 10.1.2
AMENDMENT NO. 2
TO THE
SHAREHOLDER LOAN AGREEMENT
          THIS AMENDMENT NO. 2 TO THE SHAREHOLDER LOAN AGREEMENT (this “Amendment”), dated as of September 13, 2006, is entered into by and among AMERICAN CAPITAL STRATEGIES, LTD., a Delaware corporation (together with its transferees, the “Lender”) and DOSIMETRY ACQUISITIONS (FRANCE) SAS, a simplified joint stock company (société par actions simplifiée) incorporated under the laws of France, with a registered office at Cales — 13113 Lamanon (France), with registration number 453 885 626 R.C.S. Tarascon (the “Borrower”). Capitalized terms used herein without definition shall have the meanings assigned thereto in the Loan Agreement (as defined below).
WITNESSETH:
          WHEREAS, the Lender and Borrower are party to a Shareholder Loan Agreement, dated as of September 23, 2005, as amended by Amendment No. 1, dated as of November 14, 2005 (the “Loan Agreement”); and
          WHEREAS, the parties hereto agree and hereby do wish to amend the Loan Agreement by making the changes set forth herein.
          NOW THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto, and of the mutual benefits to be gained by the performance thereof, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties for themselves, their heirs, executors, administrators, successors and assigns, do hereby covenant and agree as follows:
1. Amendments. The Loan Agreement is hereby amended as follows:
     (a) The following definition set forth in Section 1 of the Loan Agreement is hereby amended and restated in its entirety:
     “ “Repayment Date” means the date falling three years after the date of this Agreement (i.e. September 23, 2008).”
2. Effect on the Loan Agreement.
     (a) Except as specifically amended herein, the Loan Agreement, and all other documents and instruments delivered pursuant to or in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.
     (b) Except as specifically referenced herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lender, nor constitute a waiver of any provision of the Loan Agreement or any documents and instruments delivered pursuant to or in connection therewith.
3. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of France.
4. Further Assurances. The parties hereto shall, at any time and from time to time following the execution of this Amendment, execute and deliver all such further instruments and take all such further action as may be reasonably necessary or appropriate in order to carry out the provisions of this Amendment.
5. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
6. Counterparts. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.
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          IN WITNESS WHEREOF, the parties have caused this Amendment to be executed, by their duly authorized officers or agents where applicable, as of the same day and year first above written.

DOSIMETRY ACQUISITIONS (FRANCE) SAS
By:	Dosimetry Acquisitions, Inc.,
its President

By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Authorized Signatory

AMERICAN CAPITAL STRATEGIES, LTD.
By:	/s/ Robert Klein
	Name:	Robert Klein
	Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT TO THE DOSIMETRY SHAREHOLDER LOAN AGREEMENT]